SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	March 1, 2007
BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1440 Kiewit Plaza
Omaha, Nebraska		68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)
(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) and 5.02(c) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On March 1, 2007, Berkshire Hathaway Inc. posted its 2006 Annual Report to Shareholders on its website. The Chairman’s Letter contains a section titled “Some Changes on Berkshire’s Board.” Among other matters, Berkshire’s Chairman and CEO, Warren E. Buffett, reports that Mr. Malcolm Chace, a current member of Berkshire’s Board of Directors, will not stand for reelection at Berkshire’s 2007 Annual Shareholders meeting scheduled to be held on May 5, 2007. Additionally, Susan Decker, head of the Yahoo! Advertiser and Publisher Group and that Company’s acting CFO will be nominated to replace Mr. Chace on Berkshire’s Board of Directors.
ITEM 9.01 Financial Statements and Exhibits
99.1	Section of Berkshire Hathaway, Inc.’s Chairman’s Letter to Shareholders titled “Some Changes on Berkshire’s Board.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 5, 2007	BERKSHIRE HATHAWAY INC.
/s/ Marc D. Hamburg
By: Marc D. Hamburg
Vice President and Chief Financial Officer